UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 26, 2010

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

______________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

       000-26347

410985135

______________________________________________________________________________

(State or other jurisdiction                          (Commission

(IRS Employer

 of incorporation)                                         File Number)

 Identification No.)

Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ______________________________________________________________________________________

(Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code:  +86 (0)10 8518 9669

None

_____________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry of a Material Definitive Agreement.

As previously reported by the Company, on March 3, 2010, Next Mart Inc. (the “Company”) and Beijing Hua Hui Hengye Investment Lt. (“Hua Hui”) terminated and rescinded the subscription and asset sale agreement previously entered into by the parties on August 1, 2009. (Please refer to the Company’s Form 8-K filed on March 8, 2010 for a detailed description of such events).

The parties also have agreed as of March 26, 2010 to convert  RMB 2,255,000 (approximately $331,161 USD) in outstanding promissory notes previously issued by the Company to Hua Hui into a convertible promissory note with a principal amount of $331,161. The previously issued notes were due on demand and interest accrued at the rate of 6% per annum until paid. The new convertible promissory note (“Convertible Note”) has the following features:

o

The Convertible Note is subordinate to an outstanding Convertible Debt Settlement

Agreement and is senior to all other current and future indebtedness of the Company.

o

If the Company has not effected a “Qualified Funding” (as defined below) prior to

August 31, 2011, then the entire Principal Amount will be due and payable on August 31, 2011 (the "Maturity Date").

o

If the Company has effected a Qualified Funding prior to August 31, 2011, then (i) an amount equal to the Qualified Funding will be due and payable within five (5) working days from the closing of the funding, and (ii) any unpaid Principal Amount will be due and payable on the Maturity Date.

o

A Qualified Funding means any debt or equity funding received by the Borrower (after deducting all fees), excluding however, any funding provided by Redrock Capital Group and Redrock Capital Ventures, Ltd., or any of their respective subsidiaries.

o

Except for default interest, interest on the unpaid balance accrues at the rate of 6%

payable on the Maturity Date,

o

Hua Hui at its option may convert the Convertible Note to common stock of the

 Company at a conversion price of $0.016,

o

If there is a default in the payment after a Qualified Funding, then default interest will accrue on the amount of the Qualified Funding a rate of one percent (1%) per day until paid.

Mr. Meng Hua Liu is the Chairman and sole shareholder of Beijing Hua Hui Hengye Investment Ltd. and is also the Chairman and Chief Executive Officer of the Company.

A copy of the Convertible Note dated March 26, 2010 issued in favor of Hua Hui is attached as an exhibit to this Form 8-K. The above description is qualified in its entirety by the terms and provisions of the attached Convertible Note.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please refer to Item 1.01 Entry of a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Please refer to Item 1.01 Entry of a Material Definitive Agreement for description of the Convertible Note and the convertibility into common stock of the Company. The Company believes that the issuance of the securities is exempt under Section 4(2) and the rules and regulations thereunder including Regulation D.

Hua Hui is an accredited investor and is acquiring the shares for investment purposes and not with a view for re-distribution.

Item 5.01. Change of Control of Registrant.

The following table will identify, after giving effect to issuance of the Convertible Note to Hua Hui (and the convertibility features therein), the number and percentage of outstanding shares of common stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group.

Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Unless otherwise indicated, the address for each Beneficial Owner shall be NextMart Inc., Oriental Plaza Bldg. W3, Twelfth Floor, 1 East Chang’an Avenue, Dongcheng District Beijing, 100738

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Yang Lan 8/F,Crawford Tower, 99 Jervois Street, Sheung Wan, Hong Kong (2)	115,101,526	59.6%%
Redrock Capital Venture Ltd.	103,000,000	53.3%
Carla Zhou (3)	1,000	<1%
Zexie Peng (4)	0	0
Zhibin Huai (5)	0	0
Beijing Hua Hui Hengye Investment Lt. Pine Valley Center 11 Fl., 8 Jiangguo Men Outer Street, Chaoyang District, Beijing, PRC (4)	20,726,125	9.7
Meng Hua Liu Pine Valley Center 11 Fl., 8 Jiangguo Men Outer Street, Chaoyang District, Beijing, PRC (5)	20,726,125	9.7
Officers and Directors as a group (2 persons) (6)	20,727,125	9.7%

(1). Based on 193,204,734 shares of common stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2). Represents 103,000,000 shares of common stock held to Redrock Capital Venture Ltd. (“Redrock”), 11,921,526 shares held by Sun Media Investment Holdings Limited (“SMIH”), and 180,000 shares held by Ms. Yang Lan. Ms. Yang is the majority shareholder of both Redrock and SMIH.

(3). Carla Zhou is Chief Financial Officer of the Company.

(4). Zexie Peng is a Director of the Company.

(5). Zhibin Huai is a Director of the Company.

(6). Represents 20,726,125 shares of common stock issuable upon conversion of the Convertible Note. The Convertible Note is in the amount of $331,161 and is convertible into common stock at the rate of $0.016 per share. (Please refer to Item 1.01 Entry of a Material Definitive Agreement above).

(7). Mr. Meng Hua Liu is the Chairman and sole shareholder of Beijing Hua Hui Hengye Investment Ltd. and is also the Chairman and Chief Executive Officer of the Company. Mr Meng Hua Liu is deemed the beneficial owner of the shares attributable to Hua Hui.

(8). Represents 1,000 shares of common stock held by Carla Zhou and 20,726,125 shares of common stock attributable to Meng Hua Liu.

Item 9.01. Financial Statements and Exhibits.

Exhibit

Description

10.1

Senior Convertible Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date:  March 30, 2010

By:  /s/

Liu Menghua

Liu Menghua

                                                                               Chief Executive Officer